EXHIBIT 99.1

                            AmeriCredit Corporation

                        Composition of the Receivables
                                    2000-A

                                                   New                         Used                  Total
                                         ----------------------        ---------------------     ---------------
Aggregate Principal Balance              $       147,531,027.19        $      502,468,969.68     $649,999,996.87

Number of Receivables in Pool                             8,849                       38,469              47,318

Percent of Pool by Principal Balance                      22.70%                       77.30%

Average Principal Balance                $            16,672.06        $           13,061.66     $     13,736.84
     Range of Principal Balances        ($ 359.52 to $52,714.76)      ($261.20 to $45,842.48)

Weighted Average APR                                      17.39%                       18.95%              18.59%
     Range of APRs                              (9.95% to 25.00%)            (9.95% to 30.00%)

Weighted Average Remaining Term                              60                           57                  58
     Range of Remaining Terms                    (3 to 72 months)             (3 to 72 months)

Weighted Average Original Term                               62                           59                  60
     Range of Original Terms                    (12 to 72 months)            (12 to 72 months)

________________________
 (1) Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts' aggregate yield on the Aggregate Principal Balance.


         Distribution of the Receivables by APR as of the Cutoff Date

                        Aggregate Principal
                        Balance as of Cutoff       Percent of Aggregate             Number of        Percent of Number of
     APR Range (1)            Date                 Principal Balance (2)          Receivables          Receivables (2)
---------------------   --------------------       ---------------------        ---------------      --------------------
9.000% to 9.999%            $     541,391.68                        0.08%                    31                      0.07%
10.000% to 10.999%                909,557.24                        0.14%                    52                      0.11%
11.000% to 11.999%              5,660,430.81                        0.87%                   304                      0.64%
12.000% to 12.999%             11,824,449.82                        1.82%                   657                      1.39%
13.000% to 13.999%             20,877,368.66                        3.21%                 1,173                      2.48%
14.000% to 14.999%             26,029,721.50                        4.00%                 1,496                      3.16%
15.000% to 15.999%             43,842,923.58                        6.75%                 2,604                      5.50%
16.000% to 16.999%             62,578,742.78                        9.63%                 3,868                      8.17%
17.000% to 17.999%            115,902,170.38                       17.83%                 7,725                     16.33%
18.000% to 18.999%             97,247,442.69                       14.96%                 7,143                     15.10%
19.000% to 19.999%             67,144,501.95                       10.33%                 4,990                     10.55%
20.000% to 20.999%             74,362,774.56                       11.44%                 6,011                     12.70%
21.000% to 21.999%             66,092,567.81                       10.17%                 5,729                     12.11%
22.000% to 22.999%             30,517,001.38                        4.69%                 2,768                      5.85%
23.000% to 23.999%             20,233,322.09                        3.11%                 2,050                      4.33%
24.000% to 24.999%              4,806,168.11                        0.74%                   529                      1.12%
25.000% to 25.999%              1,171,367.45                        0.18%                   153                      0.32%
26.000% to 26.999%                124,349.07                        0.02%                    16                      0.03%
27.000% to 27.999%                 72,991.60                        0.01%                    11                      0.02%
28.000% to 28.999%                 39,609.77                        0.01%                     5                      0.01%
29.000% to 29.999%                 13,264.64                        0.00%                     2                      0.00%
30.000% to 30.999%                  7,879.30                        0.00%                     1                      0.00%
                        --------------------       ---------------------        ---------------      --------------------

TOTAL                       $ 649,999,996.87                      100.00%                47,318                    100.00%
                        ====================       =====================        ===============      ====================

________________________
(1) Aggregate Principal Balances include some portion of accrued interest. Indicated APR's represent APR's on Principal Balance of such accrued interest.
(2)         Percentages may not add to 100% because of rounding.

                            AmeriCredit Corporation

       Distribution of the Receivables by Geographic Location of Obligor
                            2000-A Statistical Cut

                 Aggregate Principal
                 Balance as of Cutoff        Percent of Aggregate          Number of           Percent of Number of
     State               Date                Principal Balance(1)          Receivables             Receivables(1)
--------------   --------------------        -------------------           -----------         --------------------
Alabama               $ 13,663,262.37                       2.10%                  932                        1.97%
Arizona                 22,417,212.20                       3.45%                1,676                        3.54%
California              79,640,574.86                      12.25%                5,491                       11.60%
Colorado                 6,950,476.18                       1.07%                  520                        1.10%
Connecticut              7,646,426.78                       1.18%                  565                        1.19%
Delaware                 3,024,571.74                       0.47%                  218                        0.46%
Florida                 51,719,768.39                       7.96%                3,783                        7.99%
Georgia                 20,911,829.07                       3.22%                1,458                        3.08%
Illinois                27,567,147.71                       4.24%                1,993                        4.21%
Indiana                 12,895,676.26                       1.98%                  942                        1.99%
Iowa                     4,408,994.80                       0.68%                  320                        0.68%
Kansas                   4,911,058.88                       0.76%                  365                        0.77%
Kentucky                 8,462,021.94                       1.30%                  647                        1.37%
Louisiana               11,381,188.87                       1.75%                  768                        1.62%
Maine                    2,412,182.69                       0.37%                  211                        0.45%
Maryland                12,918,561.18                       1.99%                  889                        1.88%
Massachusetts            9,786,928.80                       1.51%                  787                        1.66%
Michigan                23,527,932.00                       3.62%                1,658                        3.50%
Minnesota                8,117,070.02                       1.25%                  588                        1.24%
Mississippi              4,550,799.53                       0.70%                  319                        0.67%
Missouri                 8,828,900.30                       1.36%                  668                        1.41%
Nebraska                 2,835,891.60                       0.44%                  213                        0.45%
Nevada                  10,687,253.45                       1.64%                  803                        1.70%
New Hampshire            2,040,582.65                       0.31%                  171                        0.36%
New Jersey              18,432,065.11                       2.84%                1,375                        2.91%
New Mexico               3,729,831.46                       0.57%                  283                        0.60%
New York                31,497,221.29                       4.85%                2,300                        4.86%
North Carolina          18,643,533.57                       2.87%                1,416                        2.99%
Ohio                    30,472,115,86                       4.69%                2,387                        5.04%
Oklahoma                 6,203,187.42                       0.95%                  475                        1.00%
Oregon                   2,360,196.07                       0.36%                  181                        0.38%
Pennsylvania            34,102,070.32                       5.25%                2,554                        5.40%
Rhode Island             2,186,920.74                       0.34%                  167                        0.35%
South Carolina           7,296,172.52                       1.12%                  528                        1.12%
Tennessee               12,131,850.60                       1.87%                  884                        1.87%
Texas                   73,120,126.94                      11.25%                5,137                       10.86%
Utah                     2,693,002.61                       0.41%                  220                        0.46%
Virginia                17,392,477.13                       2.68%                1,315                        2.78%
Washington               9,568,001.34                       1.47%                  714                        1.51%
West Virginia            4,077,786.93                       0.63%                  295                        0.62%
Wisconsin                9,481,682.91                       1.46%                  702                        1.48%
Other(2)                 5,305,441.78                       0.82%                  400                        0.85%
                      ---------------                     -------               ------                      -------
TOTAL                 $649,999,996.87                     100.00%               47,318                      100.00%
                      ---------------                     -------               ------                      -------

__________________________
(1)         Percentages may not add to 100% because of rounding.
(2)         States with principal balances less than $1,500,000.